Exhibit 99.1

RESTRUCTURING AGREEMENT AND
AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT

THIS RESTRUCTURING AGREEMENT AND AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT (this “Agreement”) is made as of November 10, 2006, by and among Boise Cascade Holdings, L.L.C., a Delaware limited liability company (“BCH”), Boise Cascade, L.L.C., a Delaware limited liability company (“BC”), Boise Land & Timber Holdings Corp., a Delaware corporation (“BLTH”), Boise Land & Timber Corp., a Delaware corporation (“BLT”), OfficeMax Incorporated, a Delaware corporation (“OMX”), Kooskia Investment Corporation, a Delaware corporation (“Kooskia”), and Forest Products Holdings, L.L.C., a Delaware limited liability company (“FPH”).  Capitalized terms used, but not otherwise defined, herein shall have the meanings given to such terms in that certain Amended and Restated Operating Agreement, dated as of March 31, 2006, by and among BCH, OMX and FPH (as amended from time to time (including by Section 1A hereof, the “Operating Agreement”)).

NOW THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.               Certain Transactions.

1A.          Amendment to Operating Agreement. Effective as of the Effective Time (as hereinafter defined), each of BCH, OMX and FPH agree that the Operating Agreement is hereby amended and restated in the form of Exhibit A attached hereto and that, from and after the Effective Time, all references to the Operating Agreement shall be references to the Operating Agreement as so amended and restated.  Notwithstanding the foregoing, BCH shall be entitled to amend the Schedule of Members to the Operating Agreement to reflect the transactions contemplated hereby.

1B.          Amendment and Restatement of BLTH Certificate of Incorporation.  Each of BLTH, Kooskia and FPH have consented to the amendment and restatement of the Certificate of Incorporation of BLTH in the form of Exhibit B attached hereto and agree that, from and after the date of this Agreement, all references to BLTH’s Certificate of Incorporation shall be references to the Certificate of Incorporation as so amended and restated and hereby authorize BLTH to file the Certificate of Incorporation, as so amended and restated, with the Secretary of State for the State of Delaware to be effective at any time on or after the date of this Agreement.  The parties acknowledge and agree that the amendment and restatement is being done to correct a potential inconsistency in the drafting of the original certificate of incorporation.

1C.          Amendment to Securityholders Agreement.  Effective as of the date of this Agreement, each of BCH, OMX and FPH agree that the Securityholders Agreement is hereby amended as follows:  (i) the first sentence of Section 2.1 of the Securityholders Agreement is amended and restated as follows:  “Except as otherwise approved by the Board, the original purpose of Boise Holdings and its Subsidiaries shall be to engage in the manufacture, assembly, distribution and/or sale of paper, packaging and newsprint products, wood products, building materials and other forest products and other activities related to the foregoing or in connection therewith.” and (ii) the following sentence of Section 5.3(a) of the Securityholders Agreement is deleted in its entirety:  “The foregoing consent right shall not be assignable by BCC or inure to the benefit of any transferee, successor or assign of BCC, except for an Affiliate of BCC who is (or becomes) a Securityholder.”

1D.          Repayment of Intercompany Note.  At the Closing (as hereinafter defined), BC shall repay in full to BLT all principal and interest on that certain Intercompany Promissory Note, dated as of April 1, 2006, issued by BC to BLT in the aggregate original principal amount of $276,133,741.90 (as amended and as the principal and interest thereon has been and may be adjusted from time to time, the “Intercompany Note”) and BLT shall return the Intercompany Note to BC marked as cancelled.  The aggregate principal and interest on the Intercompany Note as of the Closing Date is referred to herein as the “Intercompany Note Amount”.  Immediately upon receipt of such Intercompany Note Amount, BLT shall declare and pay to BLTH a dividend in an aggregate amount (the “Distribution Amount”) equal to (i) the Intercompany Note Amount minus (ii) the sum of (x) $20,697.85 plus (y) $910,000 (which amount described in clause (y) BLT has determined to be its estimated remaining unpaid tax liabilities).   Effective immediately after payment of the Distribution Amount, BLTH shall cause BLT to be designated as an “Unrestricted Subsidiary” within the meaning of that certain Indenture, dated as of October 29, 2004, by and among BC, Boise Cascade Finance Corporation and U.S. Bank National Association (as amended or supplemented from time to time, the “Indenture”).

1E.           Redemption of BLTH Stock from Kooskia and FPH for Shares of BLT.  At the Closing, immediately after giving effect to the transactions contemplated by Section 1D, BLTH shall redeem from each of Kooskia and FPH, 0.1% of the shares of Series B Common Stock, par value $0.01 per share, of BLTH (the “Series B Common Stock”), owned by each of Kooskia and FPH, respectively, and in exchange therefor, BLTH shall transfer to Kooskia a number of shares of common stock of BLT equal to the number of shares of common stock of BLT issued and outstanding as of the Closing Date multiplied by the OMX Pro Rata Share and shall transfer to FPH a number of shares of common stock of BLT equal to the number of shares of common stock of BLT issued and outstanding as of the Closing Date multiplied by the FPH Pro Rata Share.  The parties agree that, as a result of application of this Section 1E, BLTH will transfer to Kooskia 199 shares of BLT common stock and will transfer to FPH 801 shares of BLT common stock.

1F.           Dividend of BLTH Stock From Kooskia to OMX.  At the Closing, immediately after giving effect to the transactions contemplated by Section 1E, Kooskia shall dividend to OMX all of the issued and outstanding shares of Series A Common Stock of BLTH, par value $0.01 per share (the “Series A Common Stock”) and Series B Common Stock held by Kooskia.

1G.         Merger of BLTH and BCH.

(i)            At the Closing, in accordance with Section 264 of the DGCL and Section 18-209 of the LLC Act, immediately after consummation of the transactions contemplated by Sections 1D, 1E and 1F hereto, BLTH and BCH shall take such action (including the making of such filings with the Secretary of State for the State of Delaware) so that BLTH shall merge with and into BCH in accordance with the Agreement and Plan of Merger attached as Exhibit B hereto, with BCH as the surviving company (the “Merger”).  Each party hereto agrees that:

 (a) the Merger shall have the effects contemplated by the DGCL and the LLC Act (including that the Distribution Amount received by BLTH shall become property of BCH),

(b) upon completion of the Merger, all shares of Series A Common Stock, all shares of Series B Common Stock and all shares of Class C Common Stock, par value $0.01 per share, of BLTH (the “Series C Common Stock”) issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) shall be cancelled and all Series A Common Stock, Series B Common Stock and Series C Common Stock in treasury shall be cancelled,

(c) at the Effective Time, the aggregate Capital Contributions deemed made by OMX in respect of its Series A Common Units shall be, without further action on the part of OMX, increased by an amount equal to the sum of the Liquidation Value and Accumulated Dividends (each as defined in the Certificate of Incorporation of BLTH) on the Series A Common Stock as of immediately prior to the Merger (such sum, the “Accreted Amount”) and OMX shall be deemed to have additional Unpaid Series A Yield on its Series A Common Units in an amount equal to the aggregate accrued and unpaid dividends on the Series A Common Stock as of immediately prior to the Merger (excluding accrued and unpaid dividends included in the calculation of Accumulated Dividends) (the “Additional Dividend Amount”),

(d) at the Effective Time, the aggregate Capital Contributions deemed made by OMX in respect of its Series B Common Units shall be, without further action on the part of OMX, increased by an amount equal to (A) the OMX Contribution Amount plus (B) the OMX Additional Contribution Amount (if any);

(e) at the Effective Time, the aggregate Capital Contributions deemed made by FPH in respect of its Series B Common Units shall be, without further action on the part of FPH, increased by an amount equal to (A) the FPH Contribution Amount plus (B) the FPH Additional Contribution Amount (if any);

(f) at the Effective Time, the aggregate Capital Contributions deemed made by FPH in respect of its Series C Common Units shall be, without further action on the part of FPH, increased by an amount equal to the FPH Additional Series C Contribution Amount (if any);

(g) at the Effective Time, the Operating Agreement, as amended and restated pursuant to Section 1A hereof, shall be the limited liability company agreement of the surviving company, and

(h) at the Effective Time, the officers and managers of BCH immediately prior to the Effective Time shall be the officers and managers of the surviving company from and after the Effective Time.

(ii)           Each of FPH, OMX and BCH agrees that, at the Effective Time, without duplication of the transactions described in Section 1G(i):

(a) the additional Capital Contributions deemed made in respect of the Series B Common Units shall be deemed Unreturned Original Capital and Unreturned Capital in respect of the Series B Common Units of FPH and OMX, respectively, such that:

(x) the aggregate amount of Unreturned Original Capital and Unreturned Capital in respect of all Series B Common Units held by FPH as of the Closing Date is increased by the FPH Contribution Amount plus the FPH Additional Contribution Amount (if any); and

(y) the aggregate amount of Unreturned Original Capital and Unreturned Capital in respect of all Series B Common Units held by OMX as of the Closing Date is increased by the OMX Contribution Amount plus the OMX Additional Contribution Amount (if any);

(b) OMX will be deemed to have Unreturned Capital and Unreturned Original Capital in respect of the Series A Common Units issued hereunder in an amount equal to the Accreted Amount and shall be deemed to have additional Unpaid Series A Yield on such Series A Common Units issued hereunder in an amount equal to the Additional Dividend Amount;

(c) FPH will be deemed to have Unreturned Original Capital and Unreturned Capital in respect of its Series C Common Units equal to the FPH Additional Series C Contribution Amount (if any); and

(d) BCH agrees to update its books and records to reflect the matters herein described and each of FPH and OMX hereby consent to the amendment of the Operating Agreement to reflect such matters.  BCH shall at the Closing or as promptly thereafter as practicable provide an updated Schedule of Members to the Operating Agreement to each of OMX and FPH to reflect the transactions contemplated hereby.

(iii)          The parties agree that as of the Closing Date, (a) the Intercompany Note Amount is $281,295,738, and (b) the Liquidation Value plus Accumulated Dividends plus accrued and unpaid dividends of the Series A Common issued and outstanding as of the Closing Date is $34,773,261.63 (consisting of Accreted Amount of $33,788,310.14 and Additional Dividend Amount of $984,951.49).

(iv)          When used herein:

(a) “DGCL” means the Delaware General Corporation Law;

(b) “Excess Amount” means the excess (if any) of the Distribution Amount over the Return Amount;

(c) “FPH Additional Contribution Amount” means an amount equal to the FPH Pro Rata Share multiplied by the Series B Factor multiplied by the Excess Amount (if any);

(d) “FPH Additional Series C Contribution Amount” means an amount equal to the Series C Factor multiplied by the Excess Amount (if any);

(e) “FPH Contribution Amount” means an amount equal to the FPH Pro Rata Share multiplied by the lesser of (A) the excess of (I) the Distribution Amount over (II) the sum of the Accreted Amount and the Additional Dividend Amount and (B) the Original Purchase Price (as defined in the BLTH certificate of incorporation) of all shares of Series B Common Stock outstanding as of immediately prior to the Effective Time;

(f) “FPH Pro Rata Share” means 100% minus the OMX Pro Rata Share;

(g) “LLC Act” means the Delaware Limited Liability Company Act;

(h) “OMX Additional Contribution Amount” means an amount equal to the OMX Pro Rata Share multiplied by the Series B Factor multiplied by the Excess Amount (if any);

(i) “OMX Contribution Amount” means an amount equal to the OMX Pro Rata Share multiplied by the lesser of (A) the excess of (I) the Distribution Amount over (II) the sum of the Accreted Amount and the Additional Dividend Amount and (B) the Original Purchase Price (as defined in the BLTH certificate of incorporation) of all shares of Series B Common Stock outstanding as of immediately prior to the Effective Time;

(j) “OMX Pro Rata Share” means the number of shares of Series B Common Stock owned by OMX as of immediately prior to the Effective Time divided by the number of shares of Series B Common Stock issued and outstanding as of immediately prior to the Effective Time;

(k) “Return Amount” means the sum of (i) the Accreted Amount (as defined in Section 1G(i)(c)), plus (ii) the Additional Dividend Amount (as defined in Section 1G(i)(c)), plus (iii) the Original Purchase Price (as defined in the BLTH certificate of incorporation) of all shares of Series B Common Stock outstanding as of immediately prior to the Effective Time;

(l) “Series B Factor” means the percentage determined by dividing the number of shares of Series B Common Stock issued and outstanding as of immediately prior to the Effective Time by the sum of the number of shares of Series B Common Stock issued and outstanding as of immediately prior to the Effective Time and the number of shares of Series C Common Stock issued and outstanding as of immediately prior to the Effective Time; and

(m) “Series C Factor” means 100% minus the Series B Factor.

1H.          Closing.  The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 200 E. Randolph Drive, Chicago, Illinois, commencing at 9:00 a.m. on the date hereof.  The date and time of the Closing are herein referred to as the “Closing Date.”  At the Closing, BCH shall make such filings as may be necessary under the Indenture with respect to the transactions contemplated hereby (including the release of BLT from its guarantee obligations under the Indenture).

Section 2.               Representations and Warranties of Investors. As a material inducement to BCH and BLTH to enter into this Agreement and to perform its obligations hereunder, each of FPH, Kooskia and OMX represents and warrants for itself (severally and not jointly) that:

(a)           such Person is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in, as applicable, the Series A Common Units and the Series B Common Units;

(b)           such Person is able to bear the risk of its investment in, as applicable, the Series A Common Units and Series B Common Units for an indefinite period of time and is aware that transfer of the Series A Common Units and Series B Common Units may not be possible because (i) such transfer is subject to contractual restrictions on transfer set forth in the Operating Agreement and the Securityholders Agreement, and (ii) the Series A Common Units and the Series B Common Units have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available; and

(c)           this Agreement constitutes the legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.

Section 3.               Representations and Warranties of BCH and BLTH. As a material inducement to OMX and FPH to enter into this Agreement and to perform its obligations hereunder, each of BCH and BLTH represents and warrants for itself (severally and not jointly) that:

(a)           BCH is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify.  BLTH is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify.  Each of BCH and BLTH possesses all requisite power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as presently proposed to be conducted and to carry out the transactions contemplated by this Agreement; and

(b)           the execution, delivery and performance of this Agreement have been duly authorized by each of BCH and BLTH. This Agreement constitutes a valid and binding obligation of each of BCH and BLTH, enforceable in accordance with its terms.

Section 4.               Miscellaneous.

4A.          Remedies. Each party shall have all rights and remedies set forth in this Agreement, the Securityholders Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

4B.          Consent to Amendments. Except as otherwise expressly provided herein, no amendment, modification or waiver of any of the provisions of this Agreement shall be effective against any party hereto unless such party has consented to such amendment, modification or waiver in writing.  No course of dealing between any parties or any delay in exercising any rights shall operate as a waiver of any rights.

4C.          Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4D.          Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not, unless the assignor and assignee have otherwise agreed; provided that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Person without the prior written consent of the other parties affected thereby.

4E.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

4F.           Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

4G.          Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.  The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation.  The use of the words “or,” “either” or “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

4H.          Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4I.            Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be made as set forth in the Operating Agreement (with any notice to Kooskia being effective if delivered to OMX in accordance with this Agreement).

4J.           Delivery by Facsimile and Other Electronic Means. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

4K.         Compliance with Stockholders Agreement; Certificate of Incorporation; First Amendment to Asset Purchase Agreement.  Each party hereto agrees that the distributions and payments hereto are being made in full satisfaction of, and in compliance with, the rights and obligations of the respective parties pursuant to (i) that certain Stockholders Agreement, dated as of October 29, 2004, by and among BLTH, Kooskia and FPH, as amended hereby (the “Stockholders Agreement”), (ii) that certain First Amendment to Asset Purchase Agreement, dated as of October 23, 2004, by and among OMX and FPH, and (iii) the Certificate of Incorporation of BLTH (as in effect on the date hereof).  The parties further agree that, effective as of the Closing, (a) the definition of “Timber Holding Co.” in the Stockholders Agreement is amended to provide that “‘Timber Holding Co.’ shall mean Boise Land & Timber Corp., with the effect that, from and after the Closing, the provisions of Article V of the Stockholders Agreement shall apply, mutatis mutandis, with respect to the shares of BLT common stock issued pursuant to this Agreement, and BLT agrees that it shall comply with the provisions of Article VI of the Stockholders Agreement and (b) the following sentence of Section 5.3(a) of the Stockholders Agreement is deleted in its entirety:  “The foregoing consent right shall not be assignable by Boise Sub or inure to the benefit of any transferee, successor or assign of Boise Sub, except for an Affiliate of Boise Sub who is (or becomes) a Stockholder.”.  The parties further agree that, effective as of the Closing (but subject to compliance with their respective obligations hereunder), Article II, Article III and Article IV of the Stockholders Agreement shall be terminated in their entirety and that that certain Registration Rights

Agreement, dated as of October 29, 2004, by and among BLTH, Kooskia and FPH is hereby terminated in its entirety.

4L.   Waiver of Appraisal Rights.  Each of Kooskia, OMX and FPH agrees that it has been given proper notice of any appraisal rights that it may have under the DGCL with respect to the merger referred to in Section 1E of this Agreement (including a copy of Section 262 of the DGCL), agrees that it has been provided all necessary information to make a determination as to whether to vote in favor of the merger and agrees that it is waiving all appraisal rights available under Section 262 of the DGCL with respect to the merger of BLTH with and into BCH herein described.  Each of Kooskia, OMX and FPH agrees that it has, pursuant to the Operating Agreement, waived any appraisal rights arising pursuant to Section 18-210 of the LLC Act.

*          *          *          *          *

IN WITNESS WHEREOF, the parties hereto have executed this Restructuring Agreement and Amendment No. 1 to Securityholders Agreement the day and year first above written.

BOISE CASCADE HOLDINGS, L.L.C.

By:	/s/ Wayne Rancourt

BOISE CASCADE, L.L.C.

By:	/s/ Wayne Rancourt

BOISE LAND & TIMBER HOLDINGS CORP.

By:	/s/ Wayne Rancourt

BOISE LAND & TIMBER CORP.

By:	/s/ Wayne Rancourt

FOREST PRODUCTS HOLDINGS, L.L.C.

By:	/s/ Wayne Rancourt

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad

KOOSKIA INVESTMENT CORPORATION

By:	/s/ Matthew R. Broad

Exhibit B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of November 9, 2006 (the “Merger Agreement”), by and among Boise Land & Timber Holdings Corp., a Delaware corporation (“BLTH”), Boise Cascade Holdings, L.L.C., a Delaware limited liability company (“BCH”), Forest Products Holdings, L.L.C., a Delaware limited liability company (“FPH”), OfficeMax Incorporated, a Delaware corporation (“OMX”), and Kooskia Investment Corporation, a Delaware corporation (“Kooskia”).

WITNESSETH:

WHEREAS, as of the date of this Agreement, Kooskia owns all of the issued and outstanding shares of Series A Common Stock, par value $0.01 per share, of BLTH (the “Series A Common”), FPH and Kooskia own all of the issued and outstanding shares of Series B Common Stock, par value $0.01 per share, of BLTH (the “Series B Common”), and FPH owns all of the issued and outstanding shares of Series C Common Stock, par value $0.01 per share, of BLTH (the “Series C Common”);

WHEREAS, immediately prior to the Effective Time, Kooskia is paying a dividend to OMX consisting of all shares of Series A Common and Series B Common owned by Kooskia;

WHEREAS, OMX owns all of the issued and outstanding Series A Common Units of BCH, FPH and OMX own all of the issued and outstanding Series B Common Units of BCH and FPH owns all of the issued and outstanding Series C Common Units of BCH;

WHEREAS, the parties desire that BLTH merge with and into BCH with BCH as the surviving company in such merger;

WHEREAS, the Board of Directors of BLTH and BCH deem it advisable that BLTH merge with and into BCH and that BCH continue as the surviving business entity, upon the terms set forth herein and in accordance with the laws of the State of Delaware (the “Merger”), with the effects contemplated hereby;

WHEREAS, the Board of Directors of BLTH and BCH have, by resolutions duly approved and adopted the provisions of the Merger Agreement, as the plan of merger required by (i) Section 264 of the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “LLC Act” and together with the DGCL are collectively referred to as the “Delaware Law”); and

WHEREAS, FPH and OMX, as holders of all of the issued and outstanding shares of capital stock of BLTH and all of the issued and outstanding units of BCH, have approved the execution and delivery of this Merger Agreement and the consummation of the Merger.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Effect of the Merger; Manner and
Basis of Converting and Canceling Equity Interests

Section 1.1.            At the Effective Time (as hereinafter defined), BLTH shall be merged with and into BCH, the separate corporate existence of BLTH (except as may be continued by operation of law) shall cease, and BCH shall continue as the surviving company, all with the effects provided by applicable law.  BCH in its capacity as the surviving business entity of the Merger, is hereinafter sometimes referred to as the “Surviving Business Entity.”

Section 1.2.            At the Effective Time, (a) each Series A Common Unit of BCH issued and outstanding immediately prior to the Effective Time shall automatically convert into one Series A Common Unit of the Surviving Business Entity, (b) each Series B Common Unit of BCH  issued and outstanding immediately prior to the Effective Time shall automatically convert into one Series B Common Unit of the Surviving Business Entity, and (c) each Series C Common Unit of BCH issued and outstanding immediately prior to the Effective Time shall automatically convert into one Series C Common Unit of the Surviving Business Entity.

Section 1.3.            At the Effective Time, (a) each share of Series A Common issued and outstanding immediately prior to the Effective Time shall be cancelled, (b) each share of Series B Common issued and outstanding immediately prior to the Effective Time shall be cancelled and (c) each share of Series C Common issued and outstanding immediately prior to the Effective Time shall be cancelled.  All shares of Series A Common, Series B Common and Series C Common held in treasury immediately prior to the Effective Time shall be cancelled at the Effective Time.  Notwithstanding the foregoing, BCH acknowledges and agrees that at the Effective Time, without further action on the part of any party, in consideration of the cancellation of Series A Common and Series B Common at the Effective Time, each of OMX and FPH shall be deemed to make additional capital contributions in respect of their Series A Common Units, Series B Common Units and Series C Common Units (if any), as applicable, as set forth in that certain Restructuring Agreement, dated as of November 10, 2006, by and among the parties hereto, Boise Cascade, L.L.C. and Boise Land & Timber Corp. (as amended from time to time, the “Restructuring Agreement”).

Section 1.4.            At and after the Effective Time, the Surviving Business Entity shall possess all the rights, privileges, immunities and franchises, of both a public and private nature, and be subject to all the duties and liabilities of BLTH; and all rights, privileges, immunities and franchises of Subsidiaries and all property, real, personal and mixed, and all debts due on whatever accounts, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to BLTH shall be taken and deemed to be transferred to and vested in the Surviving Business Entity without further act or deed; and title to any real estate, or any interest therein, vested in BLTH shall not revert or be in any way impaired by reason of the Merger; and the Surviving Business Entity shall thenceforth be responsible and liable for all liabilities and obligations of BLTH and any claim existing or action or proceeding pending by or against BLTH may be prosecuted to judgment as if the Merger had not taken place or the Surviving Business Entity may be substituted in its place; all with the effect set forth in the Delaware Law.  The authority of the officers of BLTH shall continue with respect to the due execution in the name of each respective corporation of tax returns, instruments of transfer or conveyance and other documents where the execution thereof is required or convenient to comply with any provision of the DGCL or any contract to which BLTH was a party or this Merger Agreement.

ARTICLE 2

Effective Time

Section 2.1.            Upon fulfillment or waiver of the conditions specified in Article 4 hereof, BCH shall cause a Certificate of Merger to be executed and delivered for filing with the Secretary of State for

2

the State of Delaware, all as provided in and in accordance with the Delaware Law (the “Certificate of Merger”).

Section 2.2.            The Merger shall become effective at 2:00 eastern standard time on November 10, 2006 (the “Effective Time”).

ARTICLE 3

Certificate of Formation and
Limited Liability Company Agreement; Board of Managers and Officers

Section 3.1.            The Certificate of Formation of BCH as in effect at the Effective Time shall govern the Surviving Business Entity.

Section 3.2.            The Second Amended and Restated Operating Agreement of BCH in the form attached hereto as Exhibit A (the “Operating Agreement”) shall from and after the Effective Time be the limited liability company agreement of the Surviving Business Entity.

Section 3.3.            The members of the Board of Directors and the officers of BCH holding office immediately prior to the Effective Time shall be the members of the Board of Directors and the officers (holding the same positions as they held with BCH immediately prior to the Effective Time) of the Surviving Business Entity and shall hold such offices until the expiration of their current terms, or their prior resignation, removal or death, or as otherwise provided in the Operating Agreement.

ARTICLE 4

Conditions

Section 4.1.            The respective obligations of each of BLTH and BCH to consummate the Merger under this Merger Agreement is subject to the fulfillment of the following conditions:

(i)            There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would make consummation of the Merger illegal; and

(ii)           No preliminary or permanent injunction or other order by any federal or state court of competent jurisdiction that makes illegal or otherwise prevents the consummation of the Merger shall have been issued and shall remain in effect.

ARTICLE 5

Miscellaneous

Section 5.1.            This Merger Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), all of which taken together shall constitute one and the same instrument.

Section 5.2.            The internal law, not the law of conflicts, of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Merger Agreement, except so far as the DGCL applies to the Merger.

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Section 5.3.            This Merger Agreement is not intended to confer upon any person (other than the parties hereto and their respective successors and assigns) any rights or remedies hereunder or by reason hereof.

Section 5.4             Nothing in this Merger Agreement shall limit or amend the provisions of the Restructuring Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

Boise Land & Timber Holdings Corp.,
a Delaware corporation

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Its:	Vice President and Treasurer

Boise Cascade Holdings, L.L.C., a Delaware limited liability company

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Its:	Vice President and Treasurer

OfficeMax Incorporated, a Delaware corporation

By:	/s/ Matthew R. Broad
Name:	Matthew R. Broad
Its:	Executive Vice President and
General Counsel

Kooskia Investment Corporation, a Delaware corporation

By:	/s/ Matthew R. Broad
Name:	Matthew R. Broad
Its:	President

Forest Products Holdings, L.L.C., a Delaware limited liability company

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Its:	Vice President and Treasurer